FIST1 P-4 07/10

SUPPLEMENT DATED JULY 8, 2010

TO THE PROSPECTUS DATED MARCH 1, 2010

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Real Return Fund)

The prospectus is amended as follows:

1. For the Real Return Fund, the "Annual Fund Operating Expenses" table on page 33 is revised as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management fees[1]	0.42%	0.42%	0.42%
Distribution and service 12b-1) fees	0.25%	0.65%	None
Other expenses (including administration fees)[1]	0.42%	0.42%	0.42%
Total annual Fund operating expenses[1]	1.09%	1.49%	0.84%
Fee Waiver[1]	-0.19%	-0.19%	-0.19%
Total annual Fund operating expenses after fee waiver[1]	0.90%	1.30%	0.65%

 1. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired expenses) for each class of the Fund do not exceed 0.65% (other than certain non-routine expenses) until February 28, 2011.

II. For the Franklin Real Return Fund, the "Example" table on page 34 is revised as follows:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$513	$739	$983	$1,681
Class C	$232	$452	$795	$1,763
Advisor Class	$66	$249	$447	$1,020
If you do not sell your shares:
Class C	$132	$452	$795	$1,763

III. For the Real Return Fund, the "Financial Highlights" table for Class A on page 102 is revised as follows:

Class A	Year ended October 31,
	2009	2008	2007	2006	2005[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$9.55	$10.64	$10.10	$9.94	$10.00
Income from investment operations: [b]
Net investment income (loss)	-[c]	.48[d]	.29[d]	.38[d]	.31[d]
Net realized and unrealized gains (losses)	1.20	(0.95)	0.58	0.22	0.04
Total from investment operations	1.20	(0.47)	0.87	0.60	0.35
Less distributions from:
Net investment income	(0.01)	(0.59)	(0.33)	(0.44)	(0.40)
Net realized gains	-	(0.03)	-	-	-
Tax return of capital					(0.01)
Total distributions	(0.01)	(0.62)	(0.33)	(0.44)	(0.41)
Redemption fees[e]	-	-[c]	-[c]	-[c]	-[c]
Net asset value, end of year	$10.74	$9.55	$10.64	$10.10	$9.94
Total return[f]	12.59%	(4.93)%	8.75%	6.16%	3.53%
Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	1.09%	1.08%	1.11%	1.12%	1.63%
Expenses net of waiver and payments by affiliates and expense reduction[h]	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.03%	4.48%	2.80%	3.75%	3.29%
Supplemental data
Net assets, end of year (000's)	$342,873	$285,467	$46,682	$31,452	$23,753
Portfolio turnover rate	10.73%	29.06%	23.60%	3.53%	8.86%

a. For the period November 17, 2004 (commencement of operations) to October 31, 2005.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

c. Amounts rounds to less than $0.01 per share.

d. Based on average daily shares outstanding.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

g. Ratios are annualized for periods less than one year.

h. Benefit of expense reduction rounds to less than 0.01%.

IV. For the Real Return Fund, the "Financial Highlights" table for Class C on page 103 is revised as follows:

Class C	Period Ended October 31,
2009[a]
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$9.57
Income from investment operations:[b]
Net investment income	0.10
Net realized and unrealized gains (losses)	1.03
Total from investment operations	1.13
Less distributions from net investment income	(0.01)
Net asset value, end of period	$10.69
Total return[c]	11.86%
Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.49%
Expenses net of waiver and payments by affiliates and expense reduction[e]	1.30%
Net investment income (loss)	(0.37)%[f]
Supplemental data
Net assets, end of period (000's)	$24,151
Portfolio turnover rate	10.73%

a. For the period November 3, 2008 (effective date) to October 31, 2009.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d. Ratios are annualized for periods less than one year.

e. Benefit of expense reduction rounds to less than 0.01%.

f. Ratio is calculated based on the Fund level net investment income, as reflected on the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating market value of the investment of the Fund in relation to the timing of sales and repurchases of the Fund shares.

Please keep this supplement for future reference.